                                                                   EXHIBIT 10.14


                            LEASE AGREEMENT BETWEEN

                           PLAZA IV ASSOCIATES, LTD.

                         A FLORIDA LIMITED PARTNERSHIP

                                      AND

                             CIMETRIX INCORPORATED

                                  LEASE INDEX

         NO.     ITEM                                                                                                 PAGE
         1.      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.      PREMISES AND TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         3.      RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.      CONSUMER PRICE ADJUSTMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.      OPERATING EXPENSE ADJUSTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.      USE OF PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.      ASSIGNMENT AND SUBLETTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         8.      ACCESS TO PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         9.      LANDLORD'S SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         10.     ELECTRICAL OVERLOAD; STRUCTURAL OVERLOAD   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         11.     PARKING AREAS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         12.     LEASEHOLD IMPROVEMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         13.     REPAIRS AND MAINTENANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         14.     ALTERATIONS AND IMPROVEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         15.     INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         16.     DAMAGE BY FIRE OR THE ELEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         17.     BUILDING RULES AND REGULATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         18.     EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         19.     SIGNS AND ADVERTISING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         20.     TENANT'S DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         21.     CONTRACTUAL LANDLORD'S LEN   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         22.     SUBORDINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         23.     QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         24.     SECURITY DEPOSIT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         25.     MECHANIC'S LIENS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         26.     FORCE MAJEURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         27.     SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         28.     HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         29.     RELOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         30.     RENT A SEPARATE COVENANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         31.     JOINT AND SEVERAL LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         32.     ABSENCE OF OPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         33.     CORPORATE TENANCY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         34.     BROKERAGE COMMISSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         35.     LANDLORD'S DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         36.     NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19


         37.     INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         38.     RECORDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         39.     STATUTORILY MANDATED NOTIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         40.     NON-DISCLOSURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         41.     HAZARDOUS MATERIALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         42.     AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         43.     TEMPORARY SPACE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         44.     TENANT'S ESSENTIAL OBLIGATIONS TO EXPEDITE
                 COMMENCEMENT DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 SIGNATURE PAGE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 EXHIBIT(S)
                 BUILDING RULES AND REGULATIONS


                                     LEASE

         THIS LEASE AGREEMENT ("Lease") is made this 29th day of January, 1997, by and between the "Landlord" and the "Tenant" hereafter set forth.

                                 WITNESSETH:

1.       DEFINITIONS.

         (a)     "Landlord":      PLAZA IV ASSOCIATES, LTD., A Florida
                                  Limited Partnership

                 Address:         Suite 4100
                                  100 North Tampa Street
                                  Tampa, FL 33602

         (b)     "Tenant":        CIMETRIX INCORPORATED

                 Address:         100 N. Tampa Street
                                  Suite 3550
                                  Tampa, Florida 33602

         (c) "Premises": Suite No. 3550 consisting of approximately 4,754 square feet of net rentable area (which the parties expressly and irrevocably agree are contained in the Premises), as outlined in red on the attached Exhibit "A" expressly made a part hereof. The Premises are located on the 35th floor of the structure, hereinafter called the "Building," located at 100 North Tampa Street Tampa, FL 33602. The parties expressly and irrevocably agree that there are 4,754 rentable square feet within the Premises and 552,080 rentable square feet within the Building, despite the fact that such figures may not be actually correct. For the purposes of Items 1 (i) and 5
                 (only) of this Lease, the term "Building" includes its appurtenances, to include its parking facilities.

         (d)     "Use of Premises": General office use

         (e) "Commencement Date": January 29, 1997 ("the anticipated Commencement Date"). If, however, Tenant takes possession of the Premises prior to the anticipated Commencement Date, then the date Tenant so takes possession shall be the Commencement Date. See also Items 43 and 44 and Exhibit "B" of this Lease.

         (f) "Term": The Term of this Lease shall begin on the Commencement Date and shall end at midnight on June 30, 2000, such ending date being an absolute one [anything elsewhere in this Lease (to include its exhibits and attachments) notwithstanding].

         (g) "Rent": The sum of Six Thousand Nine Hundred Thirty Two and 54/100 DOLLARS ($6,932.92) per month. See also Item 3. Rent and all other sums payable by Tenant to Landlord under this Lease, plus any applicable tax, shall be paid to Landlord, without demand, recoupment, abatement, deduction or offset, at its office presently located at Suite 3160, 100 North Tampa Street, Tampa, FL 33602 , or at such other place as Landlord may hereafter specify in writing. SEE ALSO ITEMS 43 AND 44 AND EXHIBIT "B" OF THIS LEASE.

         (h) "Security Deposit": The sum of One Hundred Twenty-Seven Thousand Eight Hundred Fifty and 91/100 DOLLARS ($127,850.91).

         (i) "Expense Base": The actual expenses (per net rentable square foot per annum) incurred for the operation of the Building and its appurtenances for the calendar year 1996. See also Item 5 of this Lease for a more detailed description of the applicable expenses, such expenses being the Operating Expenses, Real Estate Taxes and Utility Costs described in said Item 5.

         (j) "Proportionate Share": The net rentable area in the Premises (4,754 square feet) divided by the net rentable area in the Building (552,080 square feet), which equals .8611 percent. If Tenant leases from Landlord any additional space in the Building pursuant to the terms and provisions of this Lease, then Tenant's Proportionate Share shall be increased accordingly.

         2. PREMISES AND TERM. Landlord, in consideration of the Rent hereinafter reserved to be paid and of the covenants, conditions and agreements to be kept and performed by Tenant, hereby leases, lets and demises to Tenant, and Tenant hereby leases and hires from Landlord, that certain space called the Premises as described above in Item 1, Section (c).

        If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the anticipated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any claim, loss or damage resulting therefrom, but, in that event, there shall be an abatement of Rent and Additional Rent covering the period between the anticipated Commencement Date and the time when Landlord can so deliver possession, the date when Landlord can so deliver possession being deemed to be the "Commencement Date" (Commencement Date). If the Commencement Date is other than the anticipated Commencement Date, the parties' representatives shall execute a letter amendment to this Lease (which they are hereby authorized to do) whereby the Commencement Date of this Lease will be specified; however, their failure to do so shall have no effect on the other contents of this Lease, such contemplated execution to be merely for clarification purposes. By occupying the Premises, Tenant shall be conclusively deemed to have accepted the Premises as complying fully with each, every, any and all of Landlord's covenants and obligations with respect to the delivery thereof.

         3. RENT. Tenant, beginning with the Commencement Date, covenants and agrees to pay, without demand, recoupment, abatement, deduction or offset, to Landlord Rent and Additional Rent for the Premises on or before the first
(1st) day of the first (1st) full calendar month of the Term hereof and on or before the first (1st) day of each and every successive calendar month thereafter during the full Term of this Lease, subject to the adjustments as provided hereinafter, along with any applicable tax, at the then current rate. In the event the Commencement Date occurs on a day other than the first (1st) day of a calendar month, the first Rent payment shall be in the amount of the Rent for one (1) full calendar month, plus the prorated Rent for the calendar month in which the Term of this Lease commences, such payment to be due on the Commencement Date.

           SEE ALSO ITEMS 43 AND 44 AND EXHIBIT "B" OF THIS LEASE.

         Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Rent herein reserved, whether or not such sum is herein described as "Additional Rent" or a provision is made for the collection of said sum as "Additional Rent," said sum shall nevertheless, at Landlord's option, if not paid when due, be deemed Additional Rent, and shall be collectible as such with the first installment of Rent thereafter falling due hereunder. In the event any installment or increment of Rent or Additional Rent payable under this Lease shall not be paid FOLLOWING DUE NOTICE AND WITHIN THE CURATIVE PERIOD DESCRIBED IN ITEM 20 (A) OF THIS LEASE, a "late charge" of five percent (5%) of the amount overdue may be charged (as Additional Rent) by Landlord for the purpose of defraying the expense and inconvenience incident to handling such overdue payment and for the purpose of compensating Landlord for its attendant inconvenience and loss of cash flow.

         5. OPERATING EXPENSE ADJUSTMENTS. The parties each acknowledge that the Rent specified in Item 3 of this Lease does not provide for increases in Operating Expenses, Real Estate Taxes, and Utility Costs (all as hereinafter defined) which may hereafter affect the Premises or the Building; accordingly, during the Term of this Lease, and any extension(s) thereof, Tenant, beginning with the Commencement Date, shall pay to Landlord, in the form of Additional Rent (plus any applicable tax), its Proportionate Share of estimated increased Operating Expenses, Real Estate Taxes and Utility Costs over the base amount as defined in Item 1, Section (i).

         To implement and effect the foregoing obligation of Tenant to pay its Proportionate Share of the increases in the Operating Expenses, Real Estate Taxes and Utility Costs referenced in this Item 5, the parties agree that Tenant shall pay Landlord on or before the first day of each calendar month one-twelfth (1/12) of the amount of Tenant's estimated annualized liability for such increases in such Operating Expenses, Real Estate Taxes and Utility Costs for the then current calendar year. There shall be an annual reconciliation between what Tenant paid and what Tenant should have paid. Any amount paid by Tenant which exceeds the correct amount due shall be credited to the next succeeding payment due under this Item 5. If Tenant has paid less than the correct amount due, Tenant shall pay the balance within ten
(10) days of receipt of notice from Landlord. If the Term of this Lease begins or ends other than on the first day or last day of a calendar year, the foregoing Operating Expenses, Real Estate Taxes and Utility Costs shall be billed and adjusted on the basis of such fraction of a calendar year. Tenant's obligation to pay the adjustments described in this Item 5 shall survive the expiration or earlier termination of this Lease. Tenant shall have thirty (30) days immediately following the submission to it by Landlord of each applicable adjustment calculation to object to such particular calculation. Should Tenant fail duly and timely to object to such particular calculation, which objection, to be effective, must be in writing and must state the specifics of such particular objection, then, the parties understand and agree, Landlord's calculation shall be conclusively deemed to be correct.

         LANDLORD, CONTEMPORANEOUSLY WITH ITS SUBMISSION TO TENANT OF EACH APPLICABLE YEAR-END ADJUSTMENT CALCULATION, SHALL SUBMIT TO TENANT A REASONABLY DETAILED AND THEN-PERTINENT STATEMENT OF OPERATING EXPENSES, REAL ESTATE TAXES AND UTILITY COSTS, TO INCLUDE, WHERE REASONABLY APPROPRIATE, BACKUP DATA. TENANT AGREES THAT IT WILL NOT DIVULGE OR DISCLOSE TO THIRD PARTIES (OTHER THAN TENANT'S ATTORNEYS, ACCOUNTANTS, AUDITORS OR SIMILAR SUCH PROFESSIONALS, WHERE IN EACH INSTANCE SUCH "OUTSIDE" PARTIES HAVE A BONA-FIDE "NEED TO KNOW") ANY DATA, INFORMATION, ETC., DISCLOSED BY LANDLORD TO TENANT UNDER THE TERMS AND PROVISIONS OF THIS ITEM 5. IF TENANT BREACHES THE CONTENTS OF THE IMMEDIATELY PRECEEDING SENTENCE, THEN LANDLORD THEREAFTER SHALL NOT HAVE THE OBLIGATION(S) DESCRIBED IN THE PENULTIMATE SENTENCE.

         The term "Real Estate Taxes" shall include, but not be limited to, the annual taxes and any special assessments or other charges levied against the real property of which the Building or the Premises are a part by any authority having the power so to tax, including any city, county, state or federal government, or any school, agricultural, transportation or environmental control agency, lighting, drainage, or other improvement district thereof, and shall include the expenses of contesting the amount or validity of any such taxes, charges or assessments. The term "Operating Expenses" shall include, but not be limited to, the annual expenses of Landlord for the operation, repair and maintenance of the Premises and the Building which are presently or hereafter reasonable or customary for the operation, repair and maintenance of this type of Premises and Building, and shall include, but not be limited to, management salaries, consultants' fees, maintenance and janitorial expense, the provision of services to the Building, costs of maintenance, repairs and replacements, management and operation of the Building, taxes and fees, employee benefits, administrative salaries, costs and fees, insurance, security and landscaping. The term "Utility Costs" shall include Landlord's annual expenses for the operation and maintenance of the Building and the Premises with respect to charges, costs and taxes for furnishing heat, air-conditioning, electricity, water, sewerage, gas, garbage removal, etc. The three defined terms the subject of this particular paragraph are for definitional purposes only and shall not impose any obligation whatsoever upon Landlord to incur any expense or provide any service within such three defined terms.

         If Landlord in its sole discretion in operating the Building chooses to install any energy or labor saving devices, equipment, fixtures or appliances to or in the Building that otherwise might be considered a capital expenditure, then Landlord may depreciate the cost of the equipment, device, appliance or fixture into the Operating Expenses of the Building, including interest at a reasonable rate, all according to generally accepted accounting principles applied on a consistent basis.

         6. USE OF PREMISES. The Premises shall be used by Tenant as described above in Item 1, Section (d), and for no other business or purpose whatsoever without the prior written discretionary consent of Landlord. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by, or will in any way conflict with, any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is presently or hereafter prohibited by any standard form of fire insurance policy or will presently or hereafter in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or presently or hereafter cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will presently or hereafter in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow to be used the Premises for any improper, immoral, unlawful or objectionable purpose (as determined by Landlord); nor shall Tenant cause, maintain, or permit any nuisance (as determined by Landlord or by law) in or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises. Tenant shall be responsible for all losses and damages to Landlord as a result of Tenant's failure to use, occupy and surrender the Premises in strict accordance with the contents of this Lease, and such responsibility shall survive the expiration or earlier termination of this Lease. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, statutes, ordinances, directions, regulations and requirements of all federal, state, county and municipal authorities pertaining to Tenant's use and occupancy of the Premises and with the recorded covenants, conditions and restrictions pertaining thereto, regardless of when they become effective or applicable, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officials which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises. For the purposes of this
Item 6, the term "Tenant" includes Tenant's agents, employees, principals, officers, successors, assigns, subtenants, invitees, contractors and consultants.

         7. ASSIGNMENT AND SUBLETTING. Tenant shall not assign the right of occupancy under this Lease, or any other interest therein, or sublet the Premises, or any portion thereof, without the prior written consent of Landlord, which CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. LANDLORD MAY, HOWEVER, AT LANDLORD'S REASONABLE DISCRETION, REQUIRE OF TENANT AND/OR THE PROPOSED ASSIGNEE OR SUBLESSEE AN ADDITIONAL OR NEW SECURITY DEPOSIT IN SUCH AMOUNT(S) AND IN SUCH FORM(S) AS LANDLORD MAY NOT UNREASONABLY PRESCRIBE. Tenant absolutely shall have no right of assignment or subletting if it is, or has ever been, in default of this Lease. If Landlord elects to grant its written consent to any proposed assignment or sublease (whether by Tenant or by others claiming by or through Tenant), Tenant or such others agree to pay Landlord an administrative fee in a reasonable amount (but not less than $150.00), plus attorney's fees to process and approve such assignment or sublease, and Landlord may prescribe the substance and form of such assignment or sublease.

         LANDLORD SHALL NOT BE DEEMED TO HAVE UNREASONABLY WITHHELD ITS CONSENT TO A PROPOSED ASSIGNMENT OF THIS LEASE OR TO A PROPOSED SUBLEASE OF PART OR ALL OF THE PREMISES IF SUCH CONSENT IS WITHHELD BECAUSE: (I) TENANT IS THEN IN UNCURED (I.E., BEYOND OR DURING ANY APPLICABLE CURATIVE PERIOD FOLLOWING DUE NOTICE) DEFAULT OF THIS LEASE; OR (II) ANY NOTICE OF TERMINATION OF THIS LEASE OR TERMINATION OF TENANT'S RIGHTS UNDER THIS LEASE HAS BEEN GIVEN UNDER ITEM 20 HEREOF; OR (III) EITHER THE PORTION OF THE PREMISES WHICH TENANT PROPOSES TO SUBLEASE, OR THE REMAINING PORTION OF THE PREMISES, OR THE MEANS OF INGRESS AND EGRESS TO EITHER THE PORTION OF THE PREMISES WHICH TENANT PROPOSES TO SUBLEASE OR THE REMAINING PORTION OF THE PREMISES, OR THE PROPOSED USE OF THE PREMISES OR ANY PORTION THEREOF BY THE PROPOSED ASSIGNEE OR SUBTENANT WILL VIOLATE ANY CITY, COUNTY, STATE OR FEDERAL LAW, ORDINANCE, ORDINANCE, STATUTE, CODE OR REGULATION, INCLUDING, WITHOUT LIMITATION, ANY APPLICABLE BUILDING CODE OR ZONING ORDINANCE; OR (IV) THE PROPOSED USE OF THE PREMISES BY THE PROPOSED ASSIGNEE OR SUBTENANT DOES NOT OR WOULD NOT CONFORM WITH THE USE SET FORTH IN
ITEM 1(D) OF THIS LEASE; OR (V) IN THE REASONABLE JUDGMENT OF LANDLORD, THE PROPOSED ASSIGNEE OR SUBTENANT, WHEN COMPARED TO OTHER TENANTS IN THE BUILDING OR IN CLASS A OFFICE BUILDINGS IN DOWNTOWN TAMPA, FLORIDA, SUBSTANTIALLY SIMILAR TO THE BUILDING, IS OF A CHARACTER OR REPUTATION OR IS

ENGAGED IN A BUSINESS WHICH WOULD BE HARMFUL TO THE IMAGE AND REPUTATION OF THE BUILDING OR LANDLORD; OR (VI) THE PROPOSED ASSIGNEE OR SUBTENANT IS A GOVERNMENTAL ENTITY (OR SUBDIVISION OR AGENCY THEREOF); OR (VII) THE PROPOSED ASSIGNEE OR SUBTENANT IS A CURRENT PROSPECTIVE TENANT INVOLVED IN ACTIVE WRITTEN AND CHRONOLOGICALLY PRECEDING NEGOTIATIONS FOR SPACE AVAILABLE FOR LEASE ELSEWHERE WITHIN THE BUILDING. FURTHERMORE, IT SHALL NOT BE UNREASONABLE FOR LANDLORD TO REFUSE TO CONSENT TO A PROPOSED ASSIGNMENT OR SUBLEASE IF THE PREMISES OR ANY OTHER PORTION OF THE BUILDING WOULD BECOME SUBJECT TO ADDITIONAL OR DIFFERENT GOVERNMENTAL REGULATIONS AS A DIRECT OR INDIRECT CONSEQUENCE OF (A) THE PROPOSED ASSIGNMENT OR SUBLEASE AND/OR (B) THE PROPOSED ASSIGNEE'S OR SUBTENANT'S USE AND OCCUPANCY OF THE PREMISES OR THE BUILDING. THE FOREGOING, TENANT UNDERSTANDS AND ACKNOWLEDGES, ARE MERELY EXAMPLES OF REASONS FOR WHICH LANDLORD MAY WITHHOLD ITS CONSENT AND SHALL NOT BE DEEMED EXCLUSIVE OF ANY PERMITTED REASONS FOR LANDLORD TO WITHHOLD ITS CONSENT, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING EXAMPLES. TENANT AGREES THAT ALL ADVERTISING BY TENANT OR ON TENANT'S BEHALF WITH RESPECT TO THE ASSIGNMENT OF THIS LEASE OR THE SUBLETTING OF ALL OR ANY PART OF THE PREMISES MUST BE REASONABLY APPROVED IN WRITING BY LANDLORD PRIOR TO PUBLICATION.

         Notwithstanding any assignment of this Lease, or the subletting of the Premises, or any portion thereof, Tenant shall continue to be fully liable for the performance of the terms, conditions and covenants of this Lease, including, but not limited to, the payment of Rent and Additional Rent. The continuing liability the subject of the immediately preceding sentence shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged, diminished, reduced or in any other way affected by, (a) any amendment or modification of, or supplement to, this Lease or any further assignment or transfer thereof or any further sublease pertaining thereto; or (b) any action taken or not taken by Landlord against any assignee or sublessee; or (c) any agreement which modifies any of the rights or obligations of the parties (or their respective successors) under this Lease; or (d) any agreement which extends the time within which an obligation under this Lease is to be performed; or (e) any waiver of the performance of an obligation required under this Lease; or (f) any failure to enforce any of the obligations set forth in this Lease; or (g) any exercise or non-exercise by Tenant or any assignee or any sublessee of Tenant's, such assignee's or such sublessee's rights and/or options under this Lease. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. Landlord shall have the additional option, which shall be exercised by providing Tenant with written notice, of terminating Tenant's rights and obligations under this Lease rather than permitting any assignment or subletting by Tenant, any statement or implication in this Lease or at law to the contrary notwithstanding.

         If Landlord permits any assignment or subletting by Tenant and if the monies (no matter how characterized) received as a result of such assignment or subletting [when compared to the monies still payable by Tenant to Landlord] be greater than would have been received hereunder had not Landlord permitted such assignment or subletting, then ONE-HALF (1/2) the excess shall be payable by Tenant to Landlord. If there are one or more assignments or sublettings by Tenant to which Landlord consents, then any and all extension options to be exercised subsequent to the date of such assignment or subletting and all options to lease additional space in the Building to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at Landlord's sole discretion. In the event of the transfer and assignment by Landlord of its interest in this Lease and/or sale of the Building containing the Premises, either of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. The provisions of Item 36 hereafter dealing with "Notices" shall be amended to provide the correct names and addresses of the assignee or sublessee. If Tenant is a corporation whose stock is not regularly traded on a bona fide public exchange, and if any transfer, sale, pledge or other disposition of the common stock shall occur which changes the power to vote the majority of the outstanding capital stock of the company, such action shall be considered an assignment under the terms of this Lease. Any breach of this Item 7 by Tenant will constitute an automatic default under the terms of this Lease, per Item 20 hereof.

         BEFORE THE PARTIES' RESPECTIVE ONE-HALF SHARES OF "THE EXCESS" (SEE
THE FIRST SENTENCE OF THE FOURTH PARAGRAPH OF THIS ITEM 7) ARE CALCULATED,
THERE SHALL FIRST BE DEDUCTED FROM THE APPLICABLE MONIES THE REASONABLE AND NECESSARY OUT-OF-POCKET EXPENSES INCURRED BY TENANT TO EFFECT SUCH ASSIGNMENT OR SUBLEASE, SUCH AS REASONABLE AND NECESSARY BROKERS' FEES AND REASONABLE AND NECESSARY AND NON-DECORATIVE IMPROVEMENT OR ALTERATION COSTS, SUCH DEDUCTION
AND SUCH EXPENSES TO BE AMORTIZED OVER THE TERM OF THE APPLICABLE ASSIGNMENT AND/OR SUBLEASE. TENANT SHALL (AND HEREBY DOES, IT AGREES) HAVE AN OBLIGATION
OF "GOOD FAITH" AND "FAIR DEALING" TO AND WITH LANDLORD AS REGARD THE CONTENTS OF THIS PARTICULAR PARAGRAPH OF THIS ITEM 7.

         8. ACCESS TO PREMISES. Landlord or its authorized agent or agents shall have the right to enter upon the Premises at all reasonable times AND UPON REASONABLE ADVANCE (EXCEPT IN CASE OF BONA-FIDE EMERGENCIES) ORAL NOTICE (NO NOTICE, HOWEVER, TO BE NECESSARY FOR ROUTINE CLEANING OR JANITORIAL SERVICE) for the purposes of inspecting the same, preventing waste, making such repairs as Landlord may consider necessary (but without any obligation to do so except as expressly provided for herein), and showing the Premises to prospective tenants, mortgagees and/or purchasers. IN ADDITION, EXCEPT IN CASE OF BONA-FIDE EMERGENCIES, LANDLORD SHALL USE REASONABLE EFFORTS TO MINIMIZE ANY DISRUPTION TO OR INTERFERENCE WITH THE OPERATION OF TENANT'S BUSINESS ARISING OUT OF ANY ENTRY BY LANDLORD (OR ITS EMPLOYEES OR CONTRACTORS) INTO THE PREMISES. If during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of Rent or Additional Rent or incurring liability to Tenant for any compensation or offsets in Rent or Additional Rent and charges owed and such acts shall have no effect upon this Lease.

         9. LANDLORD'S SERVICES. Landlord shall, at its expense, furnish the Premises with (i) electricity subject to Item 10 of this Lease; (ii) heat and air-conditioning during reasonable and usual business hours (exclusive of Saturdays, Sundays and nationally-recognized holidays) reasonably required for the occupation of the Premises, such heat and air-conditioning to be provided by utilizing the existing Building systems, it being expressly understood and agreed by the parties that Landlord specifically shall not be liable for any losses or damages of any nature whatsoever incurred by Tenant due to any failure of the equipment to function properly, or while it is being repaired, or due to any governmental laws, regulations or restrictions pertaining to the furnishing or use of such heat and air-conditioning; (iii) elevator service;
(iv) lighting replacement for Building Standard lights; (v) toilet room supplies; (vi) daily janitor service during the time and in the manner that such janitor service is customarily furnished in first class office buildings in the metropolitan area where the Building is located; (vii) water; and (viii) sewerage. The foregoing services are designated "Building Standard."

         Tenant agrees that Landlord is only responsible for Building Standard maintenance and Building Standard services. If other, more complete or special services and maintenance (over Building Standard) are required, then Tenant solely shall be and is responsible for same and for any and all expenses and costs of any nature whatsoever associated with same. To this end, Tenant is and shall be solely responsible for any expenses and costs of any nature whatsoever associated with, among other things, maintaining upgraded tenant improvements in the Premises, replacing non-Building Standard lighting fixtures and bulbs in the Premises, servicing, operating and maintaining any separate and non-Building Standard HVAC systems and facilities serving the Premises, etc.

         Landlord shall not be liable for any damages directly or indirectly or consequentially resulting from, nor shall any Rent or Additional Rent herein set forth be reduced or abated by reason of, (1) installation, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or (2) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building or because of any governmental laws, regulations or restrictions. The temporary failure to furnish any such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing each, every, any and all of the provisions of this Lease.

         10.     ELECTRICAL OVERLOAD: STRUCTURAL OVERLOAD.

                 A. Tenant's use of electrical services furnished by Landlord shall be subject to the following:

                          (1) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of 3 watts per square foot (including overhead lighting).

                          (2) Tenant's overhead lighting shall not have a design load greater than an average of 2 watts per square foot.

                          (3) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per subsections (1) and (2) above, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord. Or upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

                                  (a)      Tenant shall pay for all costs of
                                           installation and maintenance of
                                           submeter, wiring, air-conditioning
                                           and other items required by
                                           Landlord, in Landlord's discretion,
                                           to accommodate Tenant's excess
                                           design loads and capacities;

                                  (b)      Tenant shall pay to Landlord, upon
                                           demand, the cost of the excess
                                           demand and consumption of electrical
                                           service at rates determined by
                                           Landlord which shall be in
                                           accordance with any applicable laws;

                                  (c)      Landlord may, at its option, upon
                                           not less than thirty (30) days'
                                           prior written notice to Tenant,
                                           discontinue the availability of such
                                           extraordinary utility service. If
                                           Landlord gives any such notice,
                                           Tenant will contract directly with
                                           the public utility for the supplying
                                           of such utility service to the
                                           Premises.

                 B. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy equipment and similar items, and to prescribe the reinforcing necessary, if any, which in the opinion of Landlord may be required under the circumstances, such reinforcing to be at Tenant's pre-paid expense.

         LANDLORD HEREBY DECLARES THAT THE FLOOR LOAD FACTOR FOR THE PREMISES IS AS FOLLOWS: 50 POUNDS FOR ALL FLOOR AREAS OTHER THAN CORE AREAS. CORE AREAS AND UP TO 10 FEET AROUND CORE AREAS HAVE A LOAD FACTOR OF 100 POUNDS.

         11. PARKING AREAS. Landlord shall keep and maintain in good condition any parking areas that may be provided. Landlord reserves the right to control the method, manner and time of parking in parking spaces. Landlord shall not be responsible at all, any statement or implication elsewhere in this Lease to the contrary notwithstanding, for the security of the parking areas provided pursuant to this Lease. Any and all parking charges payable by Tenant, whether to Landlord or to Landlord's designate(s), shall be Additional Rent; furthermore, if Tenant fails to pay duly, fully and timely such parking charges, Landlord [or its designate(s)] may discontinue, without notice to Tenant (or anyone else), the availability of the parking space(s) the subject of such parking charges, no matter by whom such parking spaces are or were being utilized or are in the future to be utilized, anything to the contrary elsewhere in this Lease notwithstanding. During the Term of this Lease, Landlord shall provide Tenant with five (5) parking spaces, the same to be located within the parking garage a part of the Building. The spaces shall be at the monthly rates to be determined at any time and from time to time by Landlord and as generally charged other tenants for non-reserved or reserved (as applicable) spaces. Landlord reserves the right at any time, and from time to time, to designate at its sole discretion the location(s) of all such parking spaces. Up to two (2) of such five (5) spaces may be reserved spaces, all other spaces to be non-reserved spaces.

         12. LEASEHOLD IMPROVEMENTS. The Premises are rented "as is," without any additional services or improvements to be rendered by Landlord, other than those services described in Item 9 and such other services or improvements as may be described in Exhibit "B" attached hereto and expressly made a part hereof. If Landlord is to additionally alter, remodel, improve, or do any physical act or thing to the space as presently constituted or as described in Exhibit "B", same shall be at the sole expense of Tenant and shall be effected only by an "Extra Work Agreement" signed by the parties. In the absence of an "Extra Work Agreement" signed by the parties, Landlord is under no obligation to make any such alteration, remodeling or improvement or do any physical act or thing to the space.

         Any and all extraordinary (as so determined by Landlord at its sole discretion) expenses and costs of any nature whatsoever attributable to the installation, maintenance and/or removal of telephone equipment, computer equipment and the like shall be borne solely by Tenant.

         13. REPAIRS AND MAINTENANCE. Landlord will, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building, and equipment used to provide the Building Standard services referred to in
Item 9, unless any such damage is caused by acts or omissions of Tenant, its agents, customers, employees, principals, contractors, consultants, assigns, subtenants or invitees, in which event Tenant will bear the cost of such repairs. Tenant will allow no maintenance or repairs to be done in, on, to or about the Premises other than by a contractor (such term to include all degrees and levels of subcontractors) approved by Landlord in writing prior to any such maintenance or repairs being undertaken; BUT SEE THE SECOND PARAGRAPH OF THIS
ITEM 13. Landlord shall be entitled to require such contractor to be bonded and insured in such amounts and with such companies as Landlord may in its discretion prescribe. Tenant will not injure the Premises or the Building but will maintain the Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord as provided above. Upon termination of this Lease, Tenant will surrender and deliver the Premises to Landlord in the same condition in which they existed at the commencement of this Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant. This Item 13 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Item 16 hereof shall apply) or damage resulting from an Eminent Domain taking (as to which
Item 18 hereof shall apply).

         NOTWITHSTANDING THE CONTENTS OF THE SECOND SENTENCE OF THE FIRST PARAGRAPH OF THIS ITEM 13, TENANT SHALL BE PERMITTED TO MAKE MINOR MAINTENANCE AND REPAIRS IN THE PREMISES FROM TIME TO TIME. LANDLORD'S PRIOR WRITTEN CONSENT SHALL NOT BE A PREREQUISITE TO ANY SUCH MINOR MAINTENANCE AND REPAIRS, BUT THE REMAINDER OF THE FIRST PARAGRAPH OF THIS ITEM 13 SHALL REMAIN FULLY APPLICABLE. "MINOR MAINTENANCE AND REPAIRS" MEANS ANY MAINTENANCE AND REPAIRS THAT (A) DO NOT ALTER ANY STRUCTURAL COMPONENT OF THE PREMISES AND/OR THE BUILDING, AND (B) DO NOT AFFECT, OR REQUIRE ANY MODIFICATION OF, THE PLUMBING, HVAC, ELECTRICAL, MECHANICAL OR LIFE SAFETY SYSTEMS SERVING THE BUILDING OR THE PREMISES, AND (C) DO NOT DURING ANY TWELVE (12) MONTH PERIOD EXCEED A TOTAL AGGREGATE COST OF TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00).

         14. ALTERATIONS AND IMPROVEMENTS. Tenant absolutely shall not make any alterations, additions or improvements to or in the Building outside the Premises. Furthermore, Tenant shall make no alterations, additions or improvements to or in the Premises without the prior written approval of Landlord, unless in each instance and for each such alteration, addition or improvement Landlord or a contractor approved by Landlord is hired to do such alterations, additions or improvements. Such approval shall not be unreasonably withheld in the case of alterations, additions or improvements to the interior of the Premises if such alterations, additions, or improvements are normal for the use described in Item 1 (d) of this Lease, do not adversely affect utility of the Premises for future tenants, do not alter the exterior of the Building, and are accompanied by insurance satisfactory to Landlord and by prepayment or bond provisions or waivers by the contractor in form satisfactory to Landlord sufficient to protect the Building from claims of lien of any sort; otherwise, such approval may be withheld for any reason whatsoever. Furthermore, such alterations, additions or improvements absolutely shall not affect the mechanical, plumbing, electrical and HVAC systems in the Premises or the Building and shall not be of a structural nature. Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere with the operation of the Building and shall, prior to the commencement of the work, submit to Landlord copies of all necessary permits. Landlord reserves the right to have final approval of the contractors hired by Tenant. All such contractors hired by Tenant shall be, at levels and coverages prescribed by Landlord, bonded and insured, and Landlord may require evidence of same, which Tenant agrees to secure and provide Landlord prior to the commencement of any work by such contractors. All alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property and at the end of the term hereof shall remain in or upon the Premises without compensation to Tenant. If, however, Landlord shall request in writing, Tenant will, prior to the expiration or earlier termination of this Lease, remove any and all alterations, additions and improvements placed or installed by Tenant in the Premises, and will repair any damage caused by such removal. All of Tenant's furniture, movable trade fixtures and equipment not attached to the Building may be removed by Tenant at the expiration of this Lease, if Tenant so elects, and shall be so removed, if required by Landlord, and, if not so removed, shall, at the option of Landlord, become the property of Landlord. To the extent Tenant makes any alterations, additions or improvements and/or to the extent Landlord on behalf of Tenant under an "Extra Work Agreement" makes such alterations, additions or improvements, and as a result thereof it can be determined that thereupon was caused an increase in real estate taxes or insurance premiums, then Tenant shall be responsible for reimbursing Landlord for such increases as Landlord may pay.

         NOTWITHSTANDING ANYTHING EXPRESSLY TO THE CONTRARY WITHIN THE CONTENTS OF THE FIRST PARAGRAPH OF THIS ITEM 14, TENANT SHALL BE PERMITTED TO MAKE MINOR ALTERATIONS IN THE PREMISES FROM TIME TO TIME TO ACCOMMODATE CHANGES IN TENANT'S BUSINESS REQUIREMENTS. LANDLORD'S CONSENT SHALL NOT BE A PREREQUISITE TO ANY MINOR ALTERATIONS, THE BALANCE OF THE FIRST PARAGRAPH OF THIS ITEM 14 TO REMAIN FULLY APPLICABLE, HOWEVER. "MINOR ALTERATIONS" SHALL MEAN A CHANGE IN THE CONFIGURATION, LAYOUT, DECORATION OR FINISH OF ANY PORTION OF THE PREMISES OR INSTALLATION OF FURNITURE, FIXTURES OR EQUIPMENT

THAT (A) DO NOT VIOLATE THE OTHER CONTENTS OF THIS LEASE, AND DO NOT ALTER ANY STRUCTURAL COMPONENT OR ANY EXTERIOR SURFACE OF THE BUILDING AND/OR THE PREMISES, AND (C) DO NOT REQUIRE ANY MODIFICATION OF THE PLUMBING, HVAC OR LIFE SAFETY SYSTEMS, THE ELEVATORS, OR THE MECHANICAL, ELECTRICAL OR STRUCTURAL COMPONENTS OF THE BUILDING AND/OR THE PREMISES, AND (D) DO NOT DURING ANY TWELVE (12) MONTH PERIOD EXCEED A TOTAL AGGREGATE OF FIVE THOUSAND DOLLARS ($5,000.00).

         15. INDEMNITY. Landlord shall not be liable for, and Tenant will indemnify and save Landlord (and Landlord's officers, principals, agents, employees and insurers) harmless of and from, each, every, any and all fines, suits, damages, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises and Building caused by the negligence or misconduct or breach of this Lease by Tenant, its employees, agents, principals, contractors, consultants, assigns, subtenants, invitees or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord absolutely shall not be liable or responsible for any loss or damage to any property or the death or injury to any person occasioned by theft, crime (of any nature whatsoever), fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of governmental body or authority, by other tenants of the Building or by any other matter beyond the absolute control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatsoever except Landlord's negligence or intentional act. It is specifically understood and agreed that there shall be no personal liability on Landlord (nor on Landlord's officers, principals, agents and employees) with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies.

         16. DAMAGE BY FIRE OR THE ELEMENTS. In the event that the Building is totally destroyed by fire, tornado or other casualty, or in the event the Premises or Building is so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, either Landlord or Tenant may, at its option, by written notice to the other given not more than thirty (30) days after the date of such fire or other casualty, terminate this Lease. In such event, the Rent and Additional Rent shall be abated during the unexpired portion of this Lease effective with the date of such fire or other casualty.

         In the event the Building or the Premises are damaged by fire, tornado, or other casualty covered by Landlord's insurance but only to such extent that rebuilding or repairs can be completed within one hundred eighty
(180) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, then Landlord shall, within thirty (30) days after the date of such damage or such election, commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or the Premises to substantially the same condition in which it/they was/were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants or occupants within the Building or Premises. Landlord shall, unless such damage is deemed by Landlord to be the result of the negligence or willful misconduct of Tenant or Tenant's employees, agents, principals, contractors, consultants, assigns, subtenants or invitees, allow Tenant a fair diminution of Rent and Additional Rent during the time of such rebuilding or repairs. In the event any mortgagee, or the holder of any deed of trust, security agreement or mortgage on the Building, requires that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or by Tenant against loss or damage to the Premises or its contents shall be for the sole benefit of the party carrying such insurance and under its sole control.

         17. BUILDING RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the Rules and Regulations printed on or annexed to (and expressly made a part of) this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by any other tenant, occupant, invitee or visitor of the Building. Tenant shall and does hereby have an affirmative obligation (to include indemnification of Landlord, per Item 15 hereof) to notify its agents, employees, principals, assigns, subtenants and invitees of the contents of such Rules and Regulations and of this Lease and to assure their compliance therewith.

         18. EMINENT DOMAIN. If the whole or a portion of the Building is taken for any public or quasi-public use under any statute or by right of Eminent Domain or private purchase in lieu thereof, then at Landlord's option, but not otherwise, this Lease, the Term hereby demised and each, every, any and all rights of Tenant hereunder shall immediately cease and terminate and the Rent and Additional Rent shall be adjusted as of the date of such termination. Tenant shall be entitled to no part of the award made for such condemnation (or other taking) or the purchase price thereof. Nevertheless, anything to the contrary notwithstanding, likewise at Landlord's option, but not otherwise, if the Premises are unaffected by such condemnation (or other taking), then this Lease and each and every one of its provisions shall continue in full force and effect.

         19. SIGNS AND ADVERTISING. Without the prior written approval of Landlord, which may be withheld at Landlord's discretion, Tenant shall not permit the painting or display of any signs, placard, lettering, or advertising material of any kind on or near the exterior of the Premises or the Building. Notwithstanding the foregoing, Tenant may, with Landlord's prior approval, display Tenant's name on or near the entrance to the Premises, in a Building-standard manner prescribed by Landlord.

         20. TENANT'S DEFAULT. Landlord, at its election, may exercise any one or more of the options referred to below upon the happening, or at any time after the happening, of any one or more of the following events, to wit:

                 (a) Tenant's failure to pay the Rent, Additional Rent, or any other sums (no matter how characterized) payable hereunder for a period of FIVE (5) BUSINESS days after written notice by Landlord;

                 (b) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease or in the Building Rules and Regulations for a period often (10) days after written notice by Landlord;

                 (c)      The bankruptcy of Tenant;

                 (d) Tenant's making an assignment for the benefit of creditors;

                 (e) A receiver or trustee being appointed for Tenant or a substantial portion of Tenant's assets;

                 (f) Tenant's voluntarily petitioning for relief under, or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangement or insolvency law;

                 (g) Tenant's deserting, vacating or abandoning any portion of the Premises or attempting to mortgage, pledge or otherwise encumber in any way its interest hereunder;

                 (h) Tenant's interest under this Lease being sold under execution or other legal process;

                  (i) Tenant's interest under this Lease being affected, modified or altered by any unauthorized assignment or subletting or by operation of law;

                  (j) Any of the goods or chattels of Tenant used in, or incident to, the operation of Tenant's business at, from or in the Premises being seized, sequestered, or impounded by virtue of, or under authority of, any legal proceeding;

                  (l) Tenant's failure to operate continuously during normal business hours from the Premises in a fully-staffed, fully-equipped manner and/or as contemplated by Item l
                       (d) of this Lease;

                  (m) Tenant's failure to take occupancy of the Premises when same is tendered by Landlord to Tenant.

         In the event of any of the foregoing happenings, Landlord, at its election, may exercise any one or more of the following options, the exercise of any of which shall not be deemed to preclude the exercise of any others herein listed or otherwise provided or permitted by statute or general law at the same time or in subsequent times or actions:

         (1) Terminate Tenant's right to possession under this Lease and re-enter and retake possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain fully liable for any and all Rent, Additional Rent, or other sums (no matter how characterized) due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease.

         (2) Declare this Lease to be terminated and ended, and re-enter upon and take possession of the Premises whereupon all right, title and interest of Tenant in the Premises shall end.

         (3) Accelerate and declare the entire remaining unpaid Rent and Additional Rent for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same.

         No re-entry or retaking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a specific written notice of such intention is given to Tenant, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent, Additional Rent or other monies due to Landlord hereunder or of any damages accruing to Landlord by reason of the violations of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent or Additional Rent or other monies following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No forbearance by Landlord of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession or reletting and any repairs or remodeling undertaken by Landlord following repossession.

         The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on account of any matters whatsoever arising out of, or in any way connected with, this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Premises and/or Building, and/or claim of loss, injury or damage. In the event Landlord commences any proceeding to enforce this Lease or the landlord/tenant relationship between the parties or for nonpayment of Rent, Additional Rent or other monies due Landlord from Tenant under this Lease, Tenant will not, UNLESS OTHERWISE CALLED FOR BY THE APPLICABLE FLORIDA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE COURT RULES OR ORDERS, interpose any counterclaim of whatever nature or description (OTHER THAN A COMPULSORY COUNTERCLAIM) in any such proceedings. In the event Tenant must, because of applicable court rules, interpose any counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant covenant and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord (and, if necessary, transferred to a court of different jurisdiction), and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of each counterclaim or any other claim asserted by Tenant.

         The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in the county or municipality in which the Building is located. In the event of litigation by and between the parties [or their respective successor(s)] to enforce the terms and provisions of this Lease, the prevailing party shall be entitled to recover from the non-prevailing party the prevailing party's reasonable attorney's fees and court costs, all through final appeal.

         Time is of the essence of this Lease; and in case Tenant shall fail to perform the covenants and obligations on its part to be performed at the time fixed for the performance of such respective covenants and obligations by the provisions of this Lease, Landlord may declare Tenant to be in default of such Lease.

         21. CONTRACTUAL LANDLORD'S LIEN. Landlord shall have, at all times, a valid security interest to secure payment of all Rent, Additional Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereinafter be situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent and Additional Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. In consideration of this Lease, upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on or in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Item 36 dealing with "Notices" in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Item 21. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code then in force in the State of Florida. THE CONTENTS OF THE IMMEDIATELY PRECEDING SENTENCE SHALL BE APPLICABLE IF (AND ONLY IF) THERE IS A CHANGE, AFTER THE DATE OF THIS LEASE, IN THE APPLICABLE FLORIDA LAW WHEREBY IT WOULD BE NECESSARY FOR TENANT TO EXECUTE AND DELIVER TO LANDLORD A FINANCING STATEMENT IN ORDER FOR LANDLORD TO PERFECT LANDLORD'S SECURITY INTEREST IN THE AFOREMENTIONED PROPERTY AND PROCEEDS THEREOF UNDER THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE THEN IN FORCE IN THE STATE OF FLORIDA.

         22. SUBORDINATION. In consideration of the execution of this Lease by Landlord, Tenant accepts this Lease subject to any deeds of conveyance and any deeds of trust, master leases, security interests or mortgages and all renewals, modifications, extensions, spreads, consolidations and replacements of the foregoing which might now or hereafter constitute a lien upon the Building (or the land upon which it is situated) or improvements therein or thereon or upon the Premises and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the property. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, for the purpose of confirmation, at Landlord, execute any instruments, estoppel certificates, releases or other documents that may be requested or required by any purchaser or any holder of any superior interest for the purposes of subjecting and subordinating this Lease to such deed of conveyance or to the lien of any such deed of trust, master lease, security interest, mortgage, or superior interest. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such instrument or document for Tenant should Tenant fail or refuse to do so.

         23. QUIET ENJOYMENT. Provided Tenant has fully, duly and timely performed all of the terms, covenants, agreements and conditions of this Lease on its part to be performed, including the payment of Rent, Additional Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises, except as described in Item 22 above, against Landlord and all persons claiming by, through or under Landlord, for the Term (as may be extended) herein described, subject to the provisions and conditions of this Lease.

         24. SECURITY DEPOSIT. Tenant, concurrently with the execution of this Lease, has deposited with Landlord a Security Deposit as described in Item 1, Section (h), which sum shall be retained by Landlord as a Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit shall not be (unless Landlord in writing so elects) considered an advance payment of Rent or Additional Rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any non-performance by Tenant of its duties, obligations or responsibilities under this Lease (to include its exhibits and attachments), Landlord may, from time to time, without prejudice to any other available remedy, use such deposit to the extent necessary to make good any arrearages of Rent, Additional Rent and any other damage, injury, loss, cost, expense or liability caused to Landlord by such non-performance. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon expiration of this Lease. If Landlord transfers its ownership interest in the Building during the Lease Term (or any extension thereof), Landlord may assign the Security Deposit to the transferee and thereafter Landlord absolutely shall have no further liability for the return of such Security Deposit.

         Tenant's obligation under this Item 24 to provide Landlord with a Security Deposit shall be fulfilled by Tenant's delivery to Landlord of a CONTINUOUS SERIES OF IRREVOCABLE LETTERS OF CREDIT drawn upon BARNETT BANK OF TAMPA, Tampa, Florida, ("THE BANK"). THE FIRST SUCH IRREVOCABLE LETTER OF CREDIT SHALL BE IN THE AMOUNT OF ONE HUNDRED TWENTY-SEVEN THOUSAND EIGHT HUNDRED FIFTY AND 91/100 DOLLARS ($127,850.91), SHALL HAVE A TERM BEGINNING JANUARY 27, 1997, AND ENDING AT THE CLOSE OF BUSINESS FOR THE BANK ON AUGUST 31, 1997, AND SHALL BE IN PLACE BEFORE THE DATE TENANT EXECUTES THIS lEASE. PROVIDED (BUT NOT OTHERWISE) TENANT ALWAYS DULY, FULLY AND TIMELY COMPLIES WITH EACH, EVERY, ANY AND ALL OF ITS DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER THIS LEASE THROUGH MIDNIGHT ON AUGUST 1, 1997, AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT'S FINANCIAL STATUS (TO BE EVIDENCED IN DETAIL BY TENANT TO LANDLORD IN SUCH MANNER AS lANDLORD MAY PRESCRIBE) IS ON AUGUST 1, 1997, AS GOOD OR BETTER THAN IT IS/WAS AS OF THE DATE OF THIS LEASE, THEN THE SECOND SUCH IRREVOCABLE LETTER OF CREDIT SHALL BE IN THE AMOUNT OF ONE HUNDRED SEVEN THOUSAND DOLLARS ($107,000.00), SHALL HAVE A TERM BEGINNING SEPTEMBER 1, 1997, AND ENDING AT THE CLOSE OF BUSINESS FOR THE BANK ON AUGUST 31, 1998, AND SHALL BE IN PLACE ON OR BEFORE AUGUST 1, 1997. PROVIDED (BUT NOT OTHERWISE) TENANT ALWAYS DULY, FULLY AND TIMELY COMPLIES WITH EACH, EVERY, ANY AND ALL OF ITS DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER THIS LEASE THROUGH MIDNIGHT ON AUGUST 1, 1998, AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT'S FINANCIAL STATUS (TO BE EVIDENCED IN DETAIL BY TENANT TO LANDLORD IN SUCH MANNER AS LANDLORD MAY PRESCRIBE) IS ON AUGUST 1, 1998, AS GOOD OR BETTER THAN IT IS/WAS AS OF THE DATE OF THIS LEASE, THEN THE THIRD SUCH IRREVOCABLE LETTER OF CREDIT SHALL BE IN THE AMOUNT OF SEVENTY-ONE THOUSAND DOLLARS ($71,000.00), SHALL HAVE A TERM BEGINNING SEPTEMBER 1, 1998, AND ENDING AT THE CLOSE OF BUSINESS FOR THE BANK ON AUGUST 31, 1999, AND SHALL BE IN PLACE ON OR BEFORE AUGUST 1, 1998. PROVIDED (BUT NOT OTHERWISE) TENANT ALWAYS DULY, FULLY AND TIMELY COMPLIES WITH EACH, EVERY, ANY AND ALL OF ITS DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER THIS LEASE THROUGH MIDNIGHT ON AUGUST 1, 1999, AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT'S FINANCIAL STATUS (TO BE EVIDENCED IN DETAIL BY TENANT TO LANDLORD IN SUCH MANNER AS LANDLORD MAY PRESCRIBE) IS ON AUGUST 1, 1999, AS GOOD OR BETTER THAN IT IS/WAS AS OF THE DATE OF THIS LEASE, THEN THE FOURTH (AND FINAL) SUCH IRREVOCABLE LETTER OF CREDIT SHALL BE IN THE AMOUNT OF THIRTY-SIX THOUSAND DOLLARS ($36,000.00), SHALL HAVE A TERM BEGINNING SEPTEMBER 1, 1999, AND ENDING AT THE CLOSE OF BUSINESS FOR THE BANK ON AUGUST 31, 2000, AND SHALL BE IN PLACE OR BEFORE AUGUST 1, 1999. EACH SUCH IRREVOCABLE LETTER OF CREDIT SHALL HAVE A SUBSTANCE, CONTENT AND FORM AS MAY NOT BE UNREASONABLY PRESCRIBED BY LANDLORD. TENANT'S FAILURE (FOR ANY OR NO REASON) TO COMPLY STRICTLY WITH THE CONTENTS OF THIS ITEM 24 ON ITS PART TO BE PERFORMED SHALL BE A DEFAULT UNDER THIS LEASE, WHEREUPON LANDLORD MAY IMMEDIATELY AVAIL ITSELF OF THE RIGHTS AND REMEDIES AFFORDED BY THIS LEASE AND/OR THE LETTER(S) OF CREDIT AND/OR THE APPLICABLE LAW

         25. MECHANIC'S LIENS. Tenant is prohibited from making, and agrees not to make, alterations in the Premises, except as permitted by Item 14, and Tenant shall not permit any mechanic's lien or liens to be placed upon the Premises or the Building or improvements thereon during the Term (as may be extended) hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay or statutorily bond same. If default in payment or statutory bonding thereof shall continue for ten (10) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege, at Landlord's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses, interest, and attorney's fees, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor, together with interest per annum at the maximum rate permitted by law until repaid, and if not so paid within ten (10) days of the rendition of such bill shall constitute default under Item 20 hereof.

         The interest of Landlord shall not be subject to liens for improvements made by Tenant in or to the Premises or the Building. Tenant shall notify every contractor making such improvements of the provision set forth in the immediately preceding sentence of this paragraph. The parties agree, should Landlord so request, to execute, acknowledge and deliver without charge to the other a Memorandum of Lease in recordable form containing a confirmation that the interest of Landlord (as well as those parties holding interests superior), or inferior to, Landlord) shall not be subject to liens for improvements made by Tenant the Premises or the Building.

         26. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes riots, acts of God, shortages of labor or materials, theft, crime, fire, public enemy, injunction insurrection, court order, requisition of governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the absolute control of Landlord.

         27. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term (as may be extended) of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

         28. HOLDING OVER. The failure of Tenant to surrender the Premises on the date provided herein for the expiration of the Term (as may have been theretofore extended) of this Lease (or at the time this Lease may be terminated otherwise by Landlord), and the subsequent holding over by Tenant, with or without the consent of Landlord, shall result in the creation of a tenancy at will at double the Rent payable at the time of the date provided herein for the expiration of this Lease or at the time this Lease may be terminated otherwise by Landlord. This provision does not give Tenant any right to hold over at the expiration of the Term (as may have been heretofore extended) of this Lease, and shall not be deemed, the parties agree, to be a renewal of the Lease Term (as may have been heretofore extended) either by operation of law or otherwise.

         30. RENT A SEPARATE COVENANT. Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent, Additional Rent and other charges provided in this Lease, it being expressly understood and agreed contractually by the parties that the payment of Rent and Additional Rent is a contractual covenant by Tenant that is independent of the other covenants of the parties under this Lease. OTHER THAN ONCE (ONLY), Tenant may not and shall not change or convert its business form and/or composition in any way whatsoever without Landlord's prior, written and solely discretionary consent.

         32. ABSENCE OF OPTION. submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord.

         33. CORPORATE TENANCY. If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant.

         34. BROKERAGE COMMISSION. Tenant warrants that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease with the exception of CB Commercial Real Estate Group, Inc., a licensed Florida real estate broker, which shall be entitled to a commission to be paid by Landlord in accordance with a separate written agreement (attached to this Lease as Exhibit C) and agrees to indemnify and save Landlord completely harmless from any liability that may arise from such claim, including reasonable attorney's fees.

         35. LANDLORD'S DEFAULT. Landlord shall in no event be charged with default in the performance of any of its obligations under this Lease unless and until Landlord shall have failed to perform such obligations within ten (10) days (or within such additional time as is reasonably required to remedy any such default) after written notice to Landlord by Tenant properly specifying and detailing the particulars of wherein and whereby Tenant claims Landlord has failed to perform any such obligations. If the holder of record of the first mortgage covering the Premises shall have given prior written notice to Tenant that it is the holder of such first mortgage and such notice includes the address at which notices to such mortgagee are to be sent, then Tenant shall give such mortgagee notice simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided. Such mortgagee shall have the right within thirty (30) days (or within such additional time as is reasonably required to correct any such default) after receipt of such notice to correct or remedy such default before Tenant may take any action under this Lease by reason of such default. Any notice of default given Landlord by Tenant shall be null and void unless simultaneous notice has been given by Tenant to said first mortgagee. It is specifically understood and agreed, anything in this Lease to the contrary notwithstanding, that there shall be no personal liability on Landlord (nor on Landlord's officers, principals, agents and employees) with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies, and in absolutely no event shall Landlord be liable for prospective profits or special, indirect, or consequential damages. Likewise, anything in this Lease to the contrary notwithstanding, in no event shall Tenant have the right to terminate this Lease as a result of any default by Landlord, but rather Tenant's remedies against Landlord shall be solely limited to a claim for damages and/or a claim for injunction.

         36. NOTICES. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered or given when (a) actually received or (b) signed for or "refused" as indicated on the postal service return receipt. Delivery shall and must be by personal delivery or by United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they may hereafter specify by written notice delivered in accordance herewith:

         LANDLORD: PLAZA IV ASSOCIATES, LTD., A Florida
                   Limited Partnership
                   Suite 4100
                   100 North Tampa Street
                   Tampa, FL 33602
                   Atten: Harry C. Flowers

         TENANT:   CIMETRIX INCORPORATED
                   Suite 3550
                   100 North Tampa Street
                   Tampa, FL 33602
                   Atten: David L. Redmond

         37. INSURANCE. Tenant shall not conduct or permit to be conducted any activity, or place any equipment, materials or other items in, on or about the Premises or the Building, which will in any way increase the rate of fire or liability or casualty insurance on the Building. Should Tenant fail to comply with the foregoing covenant on its part to be performed, Tenant shall reimburse Landlord for such increased amount upon written demand therefor from Landlord, the same to be considered Additional Rent payable hereunder.

         Tenant shall, at Tenant's sole expense, obtain and keep in force at all times during the Term (as may be extended) of this Lease comprehensive general liability insurance, to include fire and extended coverage including property damage, on an occurrence basis, with limits of not less that One Million Dollars ($1,000,000.00) combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided an endorsement naming Landlord as an additional insured is attached thereto.

         Tenant shall maintain insurance with a contractual liability endorsement and upon all property in the Premises owned by Tenant or for which Tenant is legally liable. Tenant shall maintain insurance against such other perils and in such amounts as Landlord may in writing from time to time require. The insurance required to be obtained and maintained under this Lease shall be with a company or companies licensed to issue the relevant insurance and licensed to do business in the State of Florida. Such insurance company or companies shall each have a policyholder's rating of no less than "A" in the most recent edition of Best's Insurance Reports. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord. All policies of insurance maintained by Tenant shall be in a form, and shall have a substance, acceptable to Landlord with satisfactory evidence that all premiums have been paid. Tenant agrees not to violate or permit to be violated any of the conditions or provisions of the insurance policies required to be furnished hereunder, and agrees to promptly notify Landlord of any fire, loss or other casualty. If Tenant fails to procure and maintain insurance as required hereunder Landlord may do so, and Tenant shall, on written demand, as Additional Rent, reimburse Landlord for all monies expended by Landlord to procure and maintain such insurance.

         Tenant hereby waives each, every, any and all rights of action against Landlord for any loss, costs, damage or expense incurred by Tenant resulting in any way from fire, explosion, or any other casualty or occurrence, which loss, costs, damages or expense is then covered in whole or in part by insurance maintained, or required to be maintained, pursuant to this Lease or applicable law, and Tenant waives any right of subrogation that might otherwise exist in or accrue to any person, party or entity or on account thereof.

         Upon Landlord's written request for same, Tenant will provide Landlord with written evidence of Tenant's compliance with its obligations under this
Item 37.

         38. RECORDING. This Lease shall not be recorded without Landlord's prior written discretionary consent.

         39. STATUTORILY MANDATED NOTIFICATION. As required by F.S. 404.056(8), Landlord hereby notifies Tenant as follows: "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

         40. NON-DISCLOSURE. Tenant agrees that it will not divulge or disclose to third parties the terms, provisions and conditions of this Lease. Tenant's breach of this Item 40 shall constitute a Default under Item 20 of this Lease, no curative notice to Tenant from Landlord being required.

         41. HAZARDOUS MATERIALS. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Building by Tenant, its agents, principals, employees, assigns, sublessees, contractors, consultants or invitees without the prior written consent of Landlord, which consent may be withheld for any reason whatsoever or for no reason at all. If Tenant breaches the obligations stated in the immediately preceding sentence, or if the presence of Hazardous Material on the Premises or around the Building caused or permitted by Tenant (or the aforesaid others) results in contamination of the Premises or the Building or the surrounding area(s), or if contamination of the Premises or the Building or the surrounding area(s) by Hazardous Material otherwise occurs for which Tenant is legally, actually or factually liable or responsible to Landlord (or any party claiming by, through or under Landlord) for damages, losses, costs or expenses resulting therefrom, then Tenant shall fully and completely indemnify, defend and hold harmless Landlord (or any party claiming by, through or under Landlord) from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses [including, without limitation: (i) diminution in the value of the Premises and/or the Building and/or the land on which the Building is located and/or any adjoining area(s) which Landlord owns or in which it holds a property interest; (ii) damages for the loss or restriction on use of rentable or usable space of any amenity of the Premises, the Building or the land on which the Building is located; (iii) damages arising from any adverse impact on marketing of space; and (iv) any sums paid in settlement of claims, attorneys' fees, consultants' fees and expert fees] which arise during or after the Term of this Lease, as may be extended, as a consequence of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Building. Without limiting the foregoing, if the presence of any Hazardous Material on, under or about the Premises, the Building or the surrounding area(s) caused or permitted by Tenant (or the aforesaid others) results in any contamination of the Premises, the Building or the surrounding area(s), Tenant shall immediately take all actions at its sole expense as are necessary or appropriate to return the Premises, the Building and the surrounding area(s) to the condition existing prior to the introduction of any such Hazardous Material thereto; provided that Landlord's prior written discretionary approval of such actions by Tenant shall be first obtained. The foregoing obligations and responsibilities of Tenant shall survive the expiration or earlier termination of this Lease.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. "Hazardous Material" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCB's") and petroleum.

         Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time and from time to time to determine whether Tenant is complying with the terms of this Item 41. If Tenant is not in compliance with this Item 41, Landlord shall have the right to immediately enter upon the Premises to remedy any contamination caused by Tenant's failure so to comply, notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.

         Any non-compliance by Tenant with its duties, responsibilities and obligations under this Item 41 shall be an "automatic" (no notice of any nature from Landlord to Tenant being required) default of this Lease (see Item 20).

         42. AMENDMENTS. This Lease contains the entire agreement between the parties hereto and may not be altered, changed or amended, except by written instrument signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the provisions hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representative, except as otherwise herein expressly provided.

         The parties each acknowledge that they have thoroughly read and understand this Lease (to include its Exhibits and attachments) in its entirety, that they are completely familiar with each, every, any and all of the terms, covenants, provisions and conditions set forth therein and that there are no other representations, promises, covenants, assurances, conditions, statements, understandings, warranties or agreements (collectively, "Representations") concerning this Lease which do not appear in writing therein. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, Representations, and information or data conveyed, whether oral or in writing, between the parties and/or their respective representatives or any other person(s) purporting to represent either Landlord or Tenant. Each party acknowledges that it has not been induced to enter into this Lease by any Representations not expressly set forth herein. The parties further acknowledge that the terms and provisions contained within this Lease have been fully, freely and fairly negotiated by and between them.

         43. TEMPORARY SPACE. WHILE THE PREMISES ARE BEING PREPARED FOR TENANT'S OCCUPANCY THEREOF, TENANT SHALL BE PERMITTED TEMPORARILY TO USE AND OCCUPY SUITE #2975 ("THE TEMPORARY SPACE") IN THE BUILDING. TENANT HEREBY ACCEPTS THE

TEMPORARY SPACE IN ITS "AS-IS" CONDITION AS OF THE DATE OF THIS LEASE AND LANDLORD SHALL HAVE NO DUTIES OR OBLIGATIONS OF ANY NATURE WHATSOEVER TO IMPROVE OR MODIFY THE TEMPORARY SPACE PRIOR TO TENANT'S USE AND OCCUPANCY THEREOF. THE TEMPORARY SPACE CONSISTS OF APPROXIMATELY 1,747 SQUARE FEET OF NET RENTABLE AREA (WHICH THE PARTIES EXPRESSLY AND IRREVOCABLY AGREE ARE CONTAINED IN THE TEMPORARY SPACE), AS OUTLINED IN BLUE ON THE ATTACHED EXHIBIT "A-1" EXPRESSLY MADE A PART HEREOF. THE TEMPORARY SPACE IS LOCATED ON THE 29TH FLOOR OF THE BUILDING. SUBJECT TO THE OTHER CONTENTS OF THIS ITEM 43, SUCH TEMPORARY USE AND OCCUPANCY BY TENANT OF THE TEMPORARY SPACE SHALL BE RENT-FREE, EXCEPT TENANT SHALL BE OBLIGATED TO PAY THE PARKING CHARGES AND TAXES THE SUBJECT OF ITEM 11 OF THIS LEASE. TENANT MAY NOT AND SHALL NOT TAKE OCCUPANCY OF THE TEMPORARY SPACE UNTIL: (A) THIS LEASE HAS BEEN FULLY EXECUTED BY BOTH LANDLORD AND TENANT AND (B) THE SECURITY DEPOSIT THE SUBJECT OF ITEM L(H) AND ITEM 24 OF THIS LEASE IS IN PLACE AND APPROVED BY LANDLORD. ONCE THE PREMISES ARE READY FOR TENANT'S OCCUPANCY THEREOF (SEE GENERALLY EXHIBIT "B" TO THIS LEASE) AND LANDLORD NOTIFIES TENANT OF SUCH READINESS, TENANT SHALL IMMEDIATELY (I.E., WITHIN TEN
(10) BUSINESS DAYS AFTER THE GIVING OF SUCH NOTIFICATION) AND UNEQUIVOCALLY VACATE THE TEMPORARY SPACE AND MOVE INTO THE PREMISES.

         IF (FOR ANY OR NO REASON WHATSOEVER) TENANT FAILS TO COMPLY WITH THE FINAL SENTENCE OF THE IMMEDIATELY PRECEDING PARAGRAPH OF THIS ITEM 43 AND/OR FAILS TO MEET AND/OR ADHERE TO THE DATES DESCRIBED IN ITEM 44 AND/OR EXHIBIT "B" TO THIS LEASE, THEN TENANT'S USE AND OCCUPANCY OF THE TEMPORARY SPACE SHALL NOT BE RENT-FREE, BUT RATHER TENANT SHALL, BEGINNING THE DATE TENANT EXECUTES THIS LEASE AND ENDING THE DATE TENANT TAKES OCCUPANCY OF THE PREMISES, BE AND BECOME OBLIGATED TO PAY LANDLORD RENT AND ADDITIONAL RENT FOR SUCH USE AND OCCUPANCY OF THE TEMPORARY SPACE. THE RATE OF SUCH RENT SHALL BE TWO THOUSAND FIVE HUNDRED FORTY SEVEN AND 71/100 DOLLARS ($2,547.71 PER MONTH AND SHALL BE GENERALLY GOVERNED BY ITEM 3 OF THIS LEASE. FOR THE PURPOSES OF DETERMINING ADDITIONAL RENT, TENANT'S "PROPORTIONATE SHARE" SHALL BE .32 PERCENT. TENANT SHALL BE RESPONSIBLE FOR PAYING ALL TAX(ES) ON THE PAYMENT OF SUCH RENT AND ADDITIONAL RENT. THIS ITEM 43 SHALL BE LIBERALLY AND BROADLY CONSTRUED IN FAVOR OF LANDLORD.

         44. TENANT'S ESSENTIAL OBLIGATIONS TO EXPEDITE COMMENCEMENT DATE. IN ORDER THAT LANDLORD MAY FULFILL ITS DUTIES AND OBLIGATIONS UNDER THIS lEASE AND IN ORDER THAT THE COMMENCEMENT DATE AND TENANT'S OCCUPANCY OF THE PREMISES MAY BE EXPEDITED, TENANT SHALL STRICTLY (UNDER ANY AND ALL CIRCUMSTANCES OF ANY NATURE WHATSOEVER) FULLY, DULY AND TIMELY MEET AND/OR ADHERE TO THE FOLLOWING DATES AND/OR SCHEDULES:

TENANT'S EXECUTION OF LEASE AND DELIVERY TO LANDLORD OF
THE SECURITY DEPOSIT IN STRICT ACCORDANCE WITH ITEM 24 OF
THIS LEASE;                                                     JANUARY 29, 1997

TENANT'S APPROVAL OF DRAWINGS PER EXHIBIT B;                    JANUARY 29, 1997

TENANT'S SELECTION OF ALL FINISH SELECTIONS INCLUDING CARPET,
BASE, PAINT COLORS, LAMINATE, AND/OR WALLCOVERING;              JANUARY 31, 1997

         IF (FOR ANY OR NO REASON WHATSOEVER) TENANT SO FAILS WITHIN THREE (3) BUSINESS DAYS TO MEET AND/OR ADHERE TO THE FOREGOING DATES AND/OR SCHEDULES [OR ANY PORTION(S) THEREOF], THEN THE COMMENCEMENT DATE OF THIS LEASE ABSOLUTELY SHALL BE JANUARY 29, 1997, AND TENANT'S MONETARY DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER ITEMS 1(G) AND 3 OF THIS LEASE AS A RESULT THEREOF SHALL BE IN ADDITION TO THOSE DESCRIBED IN THE

SECOND PARAGRAPH OF ITEM 43 OF THIS lEASE, THIS PARTICULAR PARAGRAPH OF THIS
ITEM 44 TO BE LIBERALLY AND BROADLY CONSTRUED IN FAVOR OF LANDLORD.

         IN WITNESS WHEREOF, the parties, either for themselves or by and through their undersigned, duly-authorized representatives, have executed this Lease for the purposes therein expressed.

Signed, sealed and delivered
in the presence of:                   TENANT: CIMETRIX INCORPORATED

 /s/ Denise M. Fisher       (Sign)
----------------------------
Denise M. Fisher            (Print)   By: /s/ David L. Redmond    (Seal)
----------------------------             --------------------------
Witness
                                      Name:  David L. Redmond
                                           ------------------------
/S/ Virginia Anne Beall     (Sign)    Title: BOARD MEMBER
----------------------------                -----------------------
Virginia Anne Beall         (Print)   Date:  1/28/97
----------------------------               ------------------------
Witness

                                      LANDLORD: PLAZA IV ASSOCIATES, LTD.,
                                      A Florida Limited Partnership
                                      By:Tampa Plaza IV Company, Ltd., a Florida
                                         Limited Partnership, Manager

/s/ Deborah P. Gaines       (Sign)
----------------------------
Deborah P. Gaines           (Print)   By: /s/ Richard A. Beard, III (Seal)
----------------------------             --------------------------
Witness
                                      Name: Richard A. Beard, III

/s/ Mina D. Penty           (Sign)    Title: General Partner
----------------------------

Mina D. Penty               (Print)   Date: January 31, 1997
----------------------------               ------------------------
Witness

                                   EXHIBIT "A"


                                      [MAP]

                                  EXHIBIT "A-1"


                                      [MAP]

                                   EXHIBIT "B"
                                January 29, 1997


                                  WORK LETTER


1. Landlord has installed or will install on each occupied floor of the Building the following Building Standard Improvements:

              a.   Heating, ventilation and air-conditioning (HVAC) system(s).

              b. Fire sprinkler system(s) with up-right mounted brass sprinkler heads, installed on a 10'by 12' grid.

              c. Toilet rooms, such toilet rooms to include HVAC, lighting, typical plumbing fixtures, toilet accessories and wall, counter, floor and ceiling finishes.

              d. Electrical and telephone rooms, such rooms to be available for source connections to the Premises. (Tenant's telephone equipment will be restricted to, and must be installed within, the Premises.)

2. In addition to the above-described Building Standard Improvements, Landlord shall provide a Building Standard Credit ("Credit") in an amount up to Twenty Dollars ($20.00) per rentable square foot of area contained within Suite 3550. Landlord shall apply the Credit to the total cost of improvements to Suite 3550 that are to be made in accordance with the Drawings (as defined in Paragraph 5, below) to be prepared by Landlord from information supplied by Tenant and approved by Tenant no later than January 29, 1997. The Credit is to be used solely for improvements and fixtures to Suite 3550 and for no other purpose unless otherwise agreed in writing by the parties hereto. LANDLORD SHALL PROMPTLY PROVIDE TENANT WITH AN ESTIMATE ("THE ESTIMATE") OF THE costs TO BE INCURRED FOR THE AFORESAID IMPROVEMENT AND FIXTURING OF SUITE 3550, THE ENTIRETY OF WHICH ESTIMATE TENANT SHALL, WITHIN TWO (2) BUSINESS DAYS OF ITS RECEIPT THEREOF, IN WRITING APPROVE OR DISAPPROVE. If TENANT ELECTS TO DISAPPROVE THE ENTIRETY OF SUCH ESTIMATE, IT SHALL AND MUST, WITHIN SAID TWO (2) BUSINESS DAY PERIOD, ADVISE lANDLORD IN WRITING: (A) AS TO WHICH ITEMS IT WISHES TO DELETE FROM THE CONTENTS OF THE ESTIMATE AND (B) THAT LANDLORD IS AUTHORIZED TO PROCEED TO DO THE IMPROVEMENT AND FIXTURING THE SUBJECT OF THE ESTIMATE, AS SO MODIFIED BY TENANT. IF TENANT FAILS SO TO RESPOND WITHIN THE AFORESAID TWO (2) BUSINESS DAY PERIOD, THEN IT SHALL BE ABSOLUTELY AND CONCLUSIVELY DEEMED THAT TENANT HAS UNEQUIVOCALLY AUTHORIZED LANDLORD TO PROCEED TO DO THE IMPROVEMENT AND FIXTURING THE SUBJECT OF THE ESTIMATE AND THAT TENANT WILL PAY LANDLORD THE MONIES (IF ANY) THAT EXCEED THE CREDIT AND ARE INCLUDED AS A PART OF THE ESTIMATE.

         All costs of improvements to Suite 3550 in excess of the Credit shall be the responsibility of Tenant to pay. Tenant shall be obligated to pay to Landlord (or Landlord's contractor) the excess ("the Excess Monies") of such cost herein referred to as "the Excess Work." The Excess Work may and shall only be performed by Landlord or Landlord's contractor. Fifty percent (50%) of the Excess Monies shall be paid by Tenant to Landlord (or Landlord's contractor) prior to the beginning of any build-out, construction or improvement of the Premises. The balance of the Excess Monies shall be paid by Tenant to Landlord (or Landlord's contractor) as work is completed and upon billing(s) therefor submitted by Landlord (or Landlord's contractor) to Tenant at any time and from time to time. Landlord shall not be (nor shall Landlord's contractor be) liable for any damages, nor shall the Commencement Date be delayed, nor any Rent and/or Additional Rent abated, recouped, deducted or set-off as a result of the performance or non-performance of any Excess Work or any delay in such performance, Tenant's recognizing and agreeing hereby that such performance is an extraordinary accommodation of and to Tenant by Landlord. If Tenant does not duly, fully and timely comply with all its duties, obligations and responsibilities under this Exhibit "B" and under this Lease generally, then neither Landlord nor Landlord's contractor shall be obligated to perform the Excess Work or any balance thereof (but may so perform if it/they so wish).

         If Tenant wishes any build-out, construction or improvement work to be done to the Premises prior to the Commencement Date that was not included in the Working Drawings, the extra work ("the Extra Work"),:
         (i) shall be a written request to Landlord that Landlord (or Landlord's contractor) perform such Extra Work and (ii) simultaneously with such written request, Tenant shall submit to Landlord all necessary drawings, plans, specifications, etc., pertaining to such Extra Work (the expense of such drawings, plans, specifications, etc., in all instances and under all circumstances to be solely borne by Tenant). If Landlord agrees (to be in writing signed by Landlord) to perform (or have Landlord's contractor perform) such Extra Work, such Extra Work will be done, in all instances and under all circumstances, at Tenant's sole cost and expense. But prior to commencing any such Extra Work that Landlord has so agreed to perform (or have Landlord's contractor perform), Landlord shall first submit to Tenant a written estimate of the cost and expense of such Extra Work. If Tenant fails (for any reason or for no reason) to approve in writing signed by Tenant said written estimate within seven (7) days after Tenant's receipt of such written estimate, then such written estimate shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized or obligated to proceed thereon and Tenant's request that such Extra Work be performed shall become an absolute nullity, Tenant nevertheless to be obligated to reimburse Landlord for the reasonable expenses associated with Landlord's preparation and submission of such written estimate. If Tenant duly and timely approves (to be in writing signed by Tenant) such written estimate, then Landlord (or its contractor) shall be authorized to proceed with the performance of such Extra Work. Simultaneously with its aforesaid approval of such written estimate, Tenant shall pay Landlord fifty percent (50%) of the monies the subject of such written estimate. The balance of the cost of the Extra Work shall be paid by Tenant to Landlord as work is completed and upon billing(s) therefor submitted by Landlord to Tenant at any time and from time to time. Landlord shall not be liable for any damages, nor shall the Commencement Date be delayed, nor any Rent and/or Additional Rent abated, recouped, deducted or set-off as a result of the performance or non-performance of any Extra Work or any delay in such performance, Tenant's recognizing and agreeing hereby that such performance is an extraordinary accommodation of and to Tenant by Landlord. If Tenant does not duly, fully and timely comply with all its duties, obligations and responsibilities under this Exhibit "B" and under this Lease generally, then neither Landlord nor Landlord's contractor shall be obligated to perform the Extra Work or any balance thereof (but may so perform if it/they so wish).

3. The work shall be done using the items and materials described as "Building Standard Tenant Finishes" (see Exhibit "B-1" for a listing thereof) and/or Landlord-approved additions and/or Landlord-approved substitutions for such items and materials.

4. In order that Landlord may maintain, control and monitor the quality of the Building and the design intent of its systems and any warranties, guarantees, etc., Tenant agrees that any and all Work, Extra Work and/or Excess Work will be performed solely (no exceptions) by Landlord's contractor(s). Furthermore, Tenant agrees that any and all mechanical, structural, electrical, HVAC, plumbing, life safety, fire sprinklering, etc., engineering required or appropriate to perform the Work, Extra Work and/or Excess Work (or any other type of work in the Premises) will be done solely (no exceptions) by Landlord's engineer(s). Landlord's contractor(s) and/or engineer(s) shall not be required to perform any Work, Extra Work and/or Excess

         Work that would violate the construction and/or engineering standards from time to time established by Landlord (or its designates) for the Building or that would violate any applicable codes, regulations, laws, ordinances, policies of insurance, rules, etc.

5. Landlord shall provide to Tenant at no additional cost to Tenant the services of an architect selected by Landlord to provide architectural working drawings ("the Working Drawings"), the same to include partition and door location drawings, telephone and electrical location drawings, reflected ceiling drawings and finish specifications, all as associated with the Work. Notwithstanding the contents of the immediately preceding sentence, the expense of all drawings not Working Drawings ("the Other Drawings") and the research cost to produce drawings ("the Extra Drawings") of nonstandard items to be installed in the Premises, including, but not limited to, elevations, cabinet or millwork details and nonstandard installations, furnishings, fixtures or finishes of any nature whatsoever, shall be paid by Tenant, as shall be the reproduction expense of extra copies of the Working Drawings and the expense of the Other Drawings and the Extra Drawings. All drawings (of any nature or description whatsoever; "the Drawings") are subject to Landlord's prior, written and discretionary approval. Landlord, at its discretion, may limit the number of revisions, redraws or changes to the Drawings, preclude further revisions, redraws or changes to the Drawings or require that Tenant pay [in such manner and under such circumstances as Landlord (or Landlord's contractors) may or shall, from time to time and at its (their) discretion, direct Tenant in writing] for any such revisions, redraws or changes to the Drawings.

6. Landlord, at Landlord's sole discretion, may permit Tenant and/or Tenant's agents, contractors or consultants ("Tenant's Others") to enter the Premises prior to the Commencement Date in order that there may be done other work to prepare the Premises for Tenant's use and occupancy thereof. If Landlord permits such entry, then such permission is: (i) revocable by Landlord at any time (for any reason or for no reason) at Landlord's sole discretion and (ii) conditioned upon Tenant's and Tenant's Others' working in harmony with, and not interfering with, Landlord and Landlord's designates in doing Landlord's work in and to the Premises or elsewhere in and to the Building. Tenant understands and agrees that: (i) any such entry into, and occupation of, the Premises is and shall be deemed to be under all of the terms, conditions, provisions and contents of this Lease (except as to the obligation to pay Rent); (ii) Landlord shall not be liable in any way whatsoever for any injury, loss or damage of any nature whatsoever which may (or does) occur to any of Tenant's (or Tenant's Others') work, property or installations made in or to the Premises or to any property placed in the Premises by Tenant, Tenant's Others or others prior to the Commencement Date, all of the same being at Tenant's sole and exclusive risk, which risk Tenant hereby voluntarily assumes; (iii) Item 15 of this Lease shall be (and hereby is) specifically and fully applicable as regards any such entry; (iv) Landlord, prior to permitting any such entry, shall be entitled to require Tenant and/or Tenant's Others to be bonded and insured in such amounts and with such companies as Landlord may in its sole discretion prescribe; and (v) Tenant shall pay Landlord in advance for any and all extraordinary expenses incurred by Landlord associated with such entry (e.g., extra or overtime personnel or extra utility services).

7. Tenant understands and agrees that Tenant shall, anything anywhere notwithstanding, commence its payment of Rent and/or Additional Rent to Landlord on the anticipated Commencement Date described in Item l(e) of this Lease in the event Tenant:

         (a)      becomes in default (see Item 20) of this Lease, or

         (b) fails to meet duly, fully and timely any of its duties, obligations or responsibilities under this Exhibit "B" and/or under this Lease generally, or

         (c) orders or requests materials, finishes, fixtures or installations other than those described in Exhibit "B-1," or

         (d) makes changes in the Drawings and/or any specifications thereof and/or any work or improvements called for thereby (notwithstanding that Landlord may have approved of any or all of such changes), or

         (e) fails to perform duly, fully and timely any work to be performed by Tenant, or

         (f) fails to ensure performance duly, fully and timely of any work to be performed by third parties on behalf of Tenant as regards this Lease, or

         (g) directly or indirectly in any way whatsoever interferes with or delays the performance of the Work, Extra Work and/or Excess Work, or

         (h) directly or indirectly in any way whatsoever causes any delay in Landlord's preparation and completion of the Premises, or

         (i) directly or indirectly in any way whatsoever allows or permits third parties for which Tenant rightfully should be responsible to interfere with or delay the performance of the Work, Extra Work and/or Excess Work, or

         (j) directly or indirectly in any way whatsoever allows or permits third parties for which Tenant rightfully should be responsible to cause any delay in Landlord's preparation and completion of the Premises.

THOROUGHLY READ, UNDERSTOOD AND AGREED:

LANDLORD:
PLAZA IV ASSOCIATES, LTD.                    TENANT:
A Florida Limited Partnership                CIMETRIX INCORPORATED

By: Tampa Plaza IV Company, Ltd., a
    Florida Limited Partnership Manager



By: /s/ Richard A. Beard, III                By: /s/ David L. Redmond
   --------------------------------             --------------------------------

Name:    Richard A. Beard, III               Name:  David L. Redmond

Title:   General Partner                     Title: Board Member

                         BUILDING RULES AND REGULATIONS

         The following Building Rules and Regulations have been adopted by Landlord for the care, protection and benefit of the Premises and the Building and for the general comfort and welfare of all tenants.

         1. The sidewalks, entrances, passages, halls, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress and egress to and from the Building and Tenant's Premises.

         2. Restroom facilities, water fountains, and other water apparatus shall not be used for any purposes other than those for which they were constructed.

         3. Landlord reserves the right to designate the time when freight, furniture, goods, merchandise and other articles may be brought into, moved or taken from Tenant's Premises or the Building.

         4. Tenant shall not put additional locks or latches upon any door without the written discretionary consent of Landlord. Any and all locks so added on any door shall remain for the benefit of Landlord, and the keys to such locks shall be delivered to Landlord by and from Tenant.

         5. Landlord shall not be liable for injuries, damage, theft, or other loss to persons or property that may occur upon or near any parking areas that may be provided by Landlord. Tenant, its agents, employees, and invitees are to use same at their own risk, Landlord to provide no security with respect thereto. The driveways, entrances, and exits upon, into and from such parking areas shall not be obstructed by Tenant, Tenant's employees, agents, guests, or invitees; provided, however, Landlord shall not be responsible or liable for failure of any person to observe this rule. Tenant, its employees, agents, guests and/or invitees shall not park in space(s) that may be reserved or designated for others.

         6. Tenant shall not install in the Premises any heavy weight equipment or fixtures or permit any concentration of excessive weight in any portion thereof without first having obtained Landlord's discretionary written consent.

         7. Landlord reserves the right at all times to exclude newsboys, loiterers, vendors, solicitors, and peddlers from the Building and to require registration or satisfactory identification or credentials from all persons seeking access to any part of the Building outside ordinary business hours. Landlord will exercise its best judgment in the execution of such control but will not be liable for the granting or refusal of such access.

         8. Landlord reserves the right at all times to exclude the general public from the Building upon such days and at such hours as in Landlord's sole judgment will be in the best interest of the Building and its tenants.

         9. No wires of any kind or type (including but not limited to T.V. and radio antennas) shall be attached to the outside of the Building and no wires shall be run or installed in any part of the Building without Landlord's prior discretionary written consent.

         10. If the Premises are furnished with carpeting, Tenant shall provide a plexiglass or comparable carpet protection mat for each desk chair customarily used by Tenant. For default or carelessness in these respects, Tenant shall pay Landlord the cost of repairing or replacing said carpet, in whole or in part, as Additional Rent when, in Landlord's sole judgment, such repair or replacement is necessary.

         11. Landlord shall furnish a reasonable number of door keys to Tenant's Premises and/or the Building which shall be surrendered on termination or expiration of the Lease. Landlord reserves the right to require a deposit for such keys to insure their return at the termination or expiration of the Lease. Tenant shall get keys only from Landlord and shall not obtain duplicate keys from any outside source. Further, Tenant shall not alter the locks or effect any substitution of such locks as are presently being used in Tenant's Premises or the Building.

         12. Tenant shall keep all doors to Premises closed at all times except for ingress and egress to the Premises.

         13. All installations in the Common Telephone/Electrical Equipment Rooms shall be limited to terminal boards and connections. All other electrical equipment must be installed within Tenant's Premises.

         14. It is expressly understood and agreed that any items of any nature whatsoever placed in Common Areas (i.e., hallways, restrooms, elevators, parking garage, storage areas and equipment rooms) are placed at Tenant's sole risk and Landlord assumes no responsibility whatsoever for any loss or damage as regards same.

         15. Tenant will allow no maintenance or repairs to be done in, on, to or about the Premises other than by a contractor (such term to include all degrees of subcontractors) approved by Landlord in writing prior to any such maintenance or repairs being undertaken. Landlord shall be entitled to require such contractor to be bonded and insured in such amounts and with such companies as Landlord may in its discretion prescribe.


                           * * * * * * * * * * * *

                                 EXHIBIT "B-1"

                       BUILDING STANDARD TENANT FINISHES

A. Diffusers by Kruger (or equal) laid-in, perforated ventilation model no. 4504F236, to be installed into ceiling grid. Thermostat controls for each zone located throughout the Premises.

B. Acoustical ceiling tile as provided by Armstrong, premium quality soft textured Cirrus Travertone #BF584 reveal edge style in 24" square size. Suspended ceiling grid system by Armstrong, Prelude T-Bar 15/16" wide 2' x 2' grid. #7300 main runners; #7342 4' cross tees; #7324 2' cross tees; #7800 wall molding. Color matched with tile.

C. Light fixtures by Metalux, 2' x 4' parabolic, fluorescent, with three 40-watt warm white bulbs with electronic solid state ballasts and return air slots.

D. One inch window blinds by Bali, "Classic", custom color to match mullions at all exterior windows.

E.       Finish Hardware

         Manufacturer: Schlage

         Series Selection: "L" Series

         Trim Assembly Style Selection: #17 Design

         Finish Selections:

         1.       Locksets, Latchsets, Pulls & Plates, Hinges, Flush Bolts:
                  US10(612) - Satin Bronze, Clear Coated.

         2.       Closers (covers & arms)

                  Paint finish color as selected by Landlord's architect.

F. Interior partitions (measured through door openings) consisting of 25 gage, 2-1/2" metal studs, 24" on center from floor to ceiling grid with 1/2" gypsum wallboard on each side.

G. Common partitions between the Premises and common areas or other adjoining tenant space consisting of 25 gage, 2-1/2" metal studs, 16" on center from floor to underside of slab above, with 1/2" gypsum wallboard and 2-1/2" mineral fiber insulation between studs.

H. Solid core entrance doors of 3'0" x 8'7" x 1-3/4", dimension, premium grade, plain sliced Honduran Mahogany finish RA-969-O by Algoma Hardwoods placed in metal frames of 16 gage cold rolled steel, with frames to be primed and painted with 2 coats of oil base paint.

I. Solid core interior doors of 3'0" x 8'0" x 1-3/4", premium grade Honduran Mahogany finish RA-969-0 by Algoma Hardwoods with frames and hardware as above.

J.       Electrical duplex outlet in ivory color, "Decora" style.

K.       Wall switches in "Decora" rocker type, ivory color.

L. Telephone outlets, plug-in type, ivory color installed in wall with conduit stubbed in wall 6" above ceiling grid. Tenant is responsible for installation of all phone equipment.

M. Fire exit signs by Lithonia, 277V, red letters, brushed aluminum panel color; installed as determined by City Fire Codes.

N. Fire enunciator speakers by Pyrotonics (or equal) installed as determined by Codes.

O.       Carpet 30 oz. from Landlord's selection.

P.       Two coats of prime quality latex paint on all walls.

                                   EXHIBIT "C"




                         [Cimetrix, Inc.  Letterhead]

                              COMMISSION AGREEMENT

         THIS COMMISSION AGREEMENT ("Agreement") is made this 29th day of OCTOBER, 1996, by and between C.B. COMMERCIAL REAL ESTATE GROUP, INC. ("Broker"), with its address at 201 E. KENNEDY BOULEVARD, SUITE 1121, TAMPA, FLORIDA 33602 and INSIGNIA COMMERCIAL GROUP, INC. ("INSIGNIA"), with its address at SUITE 4100, 100 NORTH TAMPA STREET, TAMPA, FLORIDA 33602. The term "PRINCIPAL" means PLAZA IV ASSOCIATES, LTD., A FLORIDA LIMITED PARTNERSHIP, or its successors and assigns as Landlord of the Building. Principal is Landlord of the Building. Broker and Insignia agree and acknowledge as follows:

l. Broker has procured CIMETRIX, INC. ("TENANT"), as a prospective tenant of the following property: 100 NORTH TAMPA STREET, TAMPA, FLORIDA 33602 ("THE BUILDING"). Broker represents that Broker has knowledge of (a) Tenant's intended use of the premises Tenant proposes to lease in the Building, (b) the nature of Tenant's business, space and parking requirements, price sensitivities, and required lease term, and (c) Tenant's general financial condition. Broker, upon Insignia's request, will cause Tenant to submit to Insignia any financial statements and data and any references Insignia requests. Insignia may for any (or no) reason and at its sole and unrestricted discretion reject Tenant, any statement or implication elsewhere in this Agreement to the contrary notwithstanding.

2. In absolutely no event whatsoever may or shall this Agreement be construed as a listing agreement. Both Broker and Insignia have completely read and completely understand this Agreement and its contents and effects.

3. The term of this Agreement is and shall be for a SIX (6) MONTH period commencing OCTOBER 29, 1996. and ending at midnight on APRIL 30, 1997. This Agreement will be extended if negotiations are ongoing.

4. Broker hereby discloses to Insignia, and Insignia hereby specifically acknowledges, that Broker represents and is acting as the agent of Tenant exclusively.

5. Broker and Insignia hereby confirm the following commission agreement between them:

                  (a) Any commission(s) earned and payable shall be, subject to the remaining contents of this paragraph #5, generally earned and payable fifty percent (50%) within thirty (30) days following the full execution of a lease by and between Tenant and Insignia (or Principal, as hereinafter defined) and fifty percent (50%) within thirty (30) days following the occupancy, fully-staffed and fully-operational, of the leased premises by Tenant, such commission(s) to be paid in accordance with the following:

                           (i) Four percent (4%) of the total base rental (but not pass-throughs, parking fees, amortized tenant improvement allowances, etc.) for the initial lease term of SIXTY (60) MONTHS.

                           (ii) If a lease for which a commission is earned and payable under (a) above contains (1) an option(s) to extend, and the lease term is extended by reason of such option(s) and/or (2) an option(s) to expand, and Tenant occupies space in addition to the original leased premises by reason of such option(s) then Broker shall be entitled to a commission of two percent (2%) of the total base rental (but not escalators, pass-throughs, parking fees, amortized tenant improvement allowances, etc.) payable by Tenant during the extended term (but not in excess of 60 months) and/or payable by Tenant as regards the additional leased space. The commission(s) the subject of this subparagraph (ii) are expressly and strictly contingent and conditioned upon Broker's being actively involved in the subject extension and/or expansion negotiations upon the written by either Tenant or Insignia (or Principal). The commission(s) the subject of this subparagraph (ii) shall be earned and payable at the time the extended term commences or the additional leased space is occupied (fully-staffed and fully-operational), as applicable.

                  (b) The commission(s) the subject of this Agreement shall be payable to Broker:

                           (   ) by Insignia solely and not at all by Principal.
                            ---

                           ( x ) by Principal solely and not at all by Insignia.
                            ---

                  (c) In the event a lease contains a cancellation option exercisable by Tenant, a commission will not be paid on the entire lease term. Commissions applicable to that portion of the lease following any cancellation option shall be treated as additional commission and be paid at the time Tenant agrees to fulfill the balance of the lease term.

                  (d) Payment for commission(s) will be made only upon receipt of a written invoice and a W-9 Form from Broker, any statement or implication elsewhere notwithstanding.

                  (e) Broker will be solely responsible for Broker's overhead expenses.

                  (f) No monies shall be payable to Broker by Insignia (or Principal) other than as expressly and strictly provided in this Agreement.

6. Insignia and Broker shall cooperate with each other in attempting to effect the proposed lease. To the extent reasonable, practical and feasible, and except for Broker's non-availability or directions otherwise, all negotiations are to be through Broker.

7. Each signatory to this Agreement represents and warrants that he/she has full authority to sign this Agreement on behalf of the party for when he/she signs and that this Agreement binds such party.

8. In the event of litigation by and between Broker and Insignia (or Principal) to enforce the terms and provisions of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the prevailing party's reasonable attorney's fees and court costs, all through final appeal. This Agreement has been negotiated by the parties and each has been instrumental in its preparation; therefore, its contents shall not be construed in favor of, or against, either under the rule of construction against the draftsperson.

9. Broker shall not at all or in any way whatsoever divulge or disclose to third parties any of the terms, provisions, contents or conditions of this Agreement or of any proposed lease submitted by or to Insignia.

10. This Agreement constitutes and contains the entire agreement between Broker and Insignia and supersedes all prior discussions, negotiations, understandings and agreements of any nature whatsoever, whether oral, written or both. No amendment, modification, alteration, cancellation or withdrawal of this Agreement shall be valid or binding unless made in writing and signed by both Broker and Insignia.

         IN WITNESS WHEREOF, Broker and Insignia have executed this Agreement for the purposes described therein.

WITNESSES:                              C.B. COMMERCIAL REAL ESTATE GROUP, INC.

                                        ("BROKER")

 /s/ Debbie Roberts                     By: /s/
------------------------------             -----------------------------
                                        Name:

 /s/ Ursula S. Zilla
------------------------------
                                        Title: Sr. V.P.

                                        Date:  1/20/97


WITNESSES:                              INSIGNIA COMMERCIAL GROUP, INC.


 /s/ Phillip J.                         By: /s/ Harry C. Flowers
------------------------------             ------------------------------

                                        Name:  Harry C. Flowers

 /s/ Julie R. Young
------------------------------
                                        Title: Managing Director

                                        Date:  January 29, 1997

                                AGENCY DISCLOSURE


     Florida real estate licensees are required by law to disclose which party they represent in a transaction and to allow a party the right to choose or refuse among the various agency relationships.

     The purpose of the AGENCY DISCLOSURE is to acknowledge that the disclosure occurred and that the consumer has been informed of the various agency relationships which are available in a real estate transaction. The following descriptions of terms, agency relationships and the respective duties and obligations are based upon Florida Law (Chapter 475, Florida Statutes).

                                Landlord's Agent

     A licensee who is engaged by and acts as the agent of the Landlord only is known as a Landlord's agent. A Landlord's agent has the following duties and obligations:

To the Landlord:

         (a) The fiduciary duties of loyalty, confidentiality, obedience, full disclosure, accounting and the duty to use skill, care and diligence.

To the Landlord and Tenant:

         (a)      A duty of honesty and fair dealing.

         (b) A duty to disclose all facts known to the Landlord's agent materially affecting the value of the property which are not known to, or readily observable by, the parties in a residential transaction.

                                 Tenant's Agent

     A licensee who is engaged by and acts as the agent of the Tenant only is known as the Tenant's agent. A Tenant's agent has the following duties and obligations:

To the Tenant:

         (a) The fiduciary duties of loyalty, confidentiality, obedience, full disclosure, accounting and the duty to use skill, care and diligence.

To the Landlord and Tenant:

         (a)      A duly of honesty and fair dealing.

                              Disclosed Dual Agent

     A disclosed dual agent is a licensee who, with the informed written consent of Landlord and Tenant, is engaged as an agent for both Landlord and Tenant.

     As a disclosed dual agent, the licensee shall not represent the interests of one party to the exclusion or detriment of the interests of the other party. A disclosed dual agent has all the fiduciary dukes to the Landlord and Tenant that a Landlord's or Tenant's agent has except the duties of full disclosure and undivided loyalty.

A disclosed dual agent may, not disclose:

         (a) To the Tenant that the Landlord will accept less than the asking or listed price, unless otherwise instructed in writing by the Landlord;

         (b) To the Landlord that the Tenant will pay a price greater than the price submitted in a written offer to the Landlord, unless otherwise instructed in writing by the Tenant;

         (c) The motivation of any party for selling, buying, or leasing a property, unless otherwise instructed in writing by the respective party; or

         (d) That a Landlord or Tenant will agree to financing terms other than those offered, unless otherwise instructed in writing by the respective party.

                                AGENCY DISCLOSURE


     CIMETRIX INCORPORATED is a X Tenant ___ Landlord and is hereby informed that INSIGNIA COMMERCIAL GROUP, INC. and PHILIP T. DINKINS are acting as

                  X Landlord's Agent            Tenant's Agent
                 ---                         ---

You have the explicit right to choose or refuse among these relationships. Other brokerage firms may offer you other brokerage relationships. You are free to seek any brokerage firm offering the type of relationship you desire.

                                    TENANT: CIMETRIX INCORPORATED


                                    By: /s/ David L. Redmond
                                       -----------------------------------------

                                    Name: /s/ DAVID L. REDMOND
                                         ---------------------------------------

                                    Title:  Board Member
                                          --------------------------------------

                                    Date:  1/28/97
                                         ---------------------------------------

                                    LANDLORD: PLAZA IV ASSOCIATES, LTD.,
                                    ---------
                                    A Florida Limited Partnership

                                    By: Tampa Plaza IV Company, Ltd., a Florida
                                        Limited Partnership, Manager


                                    By: /s/ Richard A. Beard, III
                                       -----------------------------------------

                                    Name: Richard A. Beard, III

                                    Title: General Partner

                                    Date: January 31, 1997
                                         ---------------------------------------


                             CONSENT TO DUAL AGENCY

Sign only if you are giving your informed written consent to the brokerage firm and its licensees acting as a dual agent representing both Landlord and Tenant. Your signature also acknowledges that you have received a copy of this disclosure.

                                    TENANT:

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    Date:
                                         ---------------------------------------

                                    LANDLORD: PLAZA IV ASSOCIATES, LTD.,
                                    A Florida Limited Partnership

                                    By: Tampa Plaza IV Company, Ltd., a Florida
                                        Limited Partnership, Manager

                                    By:
                                       -----------------------------------------

                                    Name: Richard A. Beard, III

                                    Title: General Partner

                                    Date:
                                         ---------------------------------------


THE AGENCY DISCLOSURE form has been adopted by the Florida Real Estate Commission and is required to be used by real estate licensees pursuant to Rule 6IJ2-10.036 of the rules of the Commission.